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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 14, 1997

IMH ASSETS CORP. (as depositor under the Trust Agreement, dated as of May 1, 1997, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds, Series 1997-1)


                                IMH ASSETS CORP.
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             (Exact name of registrant as specified in its charter)

         CALIFORNIA                333-23387                 33-0705301
         ----------                ---------                 ----------
(State or Other Jurisdiction       (Commission               (I.R.S. Employer
of Incorporation)                  File Number)              Identification No.)


20371 Irvine Avenue
Santa Ana Heights, California                                92707
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(Address of Principal                                        (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (714) 556-0122
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Item 5.   OTHER EVENTS.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)      Not applicable

          (b)      Not applicable

          (c)      Exhibits:

          25.1. Statement of eligibility of Bankers Trust Company of California, N.A. on Form T-1 under the Trust Indenture Act of 1939 of a Corporation designated to act as Trustee.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   IMH ASSETS CORP.


                                   By:  /s/ William S. Ashmore
                                      ------------------------------
                                   Name:    William S. Ashmore
                                   Title:   President


Dated:  May 14, 1997